DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus Intermediate Term Income Fund for the 12-month period ended July 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 10.93%.* This compares with a total return of 7.98% for the Merrill Lynch Domestic Master Index during the same period.** Income dividends paid from net investment income during the period amounted to approximately $0.892 per share, representing a distribution rate per share of 6.50%.***

The Economy

  Low inflation, low unemployment and low interest rates characterized the economy over the reporting period. Consumer confidence was at a level not seen in 30 years, and consumers spent freely. As a result, the demand for big ticket items was robust. The housing market remained solid and cars and trucks sold at the highest rate in a decade. (The Asian crisis actually aided the domestic housing market since the flight to safety of foreign capital into U.S. fixed-income markets helped lower mortgage rates.) Yet by the end of the reporting period, there were signs that the economy was slowing of its own accord: second-quarter economic growth slowed to 1.4%, the lowest rate in three years and dramatically below the 5.5% rate reported for the first quarter.

  Despite evidence of an economic slowdown, the Federal Reserve Board was concerned about inflation, fearful that low unemployment and climbing compensation costs could cause a rekindling of price pressures if demand accelerates. The Fed has refrained from raising its target rate for Federal Funds from the current 5.50% due to concern that such an action would further complicate the Asian financial crisis. The last rise in short-term rates was in March 1997. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Additionally, there has been a growing expectation that a weakening in foreign demand for U.S. goods would serve to restrain the U.S. economy, and that appears to be occurring. Fed Chairman Alan Greenspan had expressed his view regarding the likelihood of the spillover effect from the Asian crisis. In fact, export demand has slumped all year, and consequently the trade deficit has widened dramatically. U.S. companies with overseas exposure have begun to feel a profit pinch from the Asian economic crisis. This weakness might expand beyond the manufacturing and agricultural areas into the heretofore robust consumer and service sectors of our economy, which are the sectors that have buffered the effects of the overseas slowdown on the economy.

  Inflation, recently cited as the primary worry of Fed Chairman Greenspan, remained benign over the reporting period, as it has throughout the eight-year economic expansion. The Consumer Price Index rose a mere 1.6% through midyear. The much-watched Employment Cost Index -- a broad measure of compensation trends -- has shown some evidence of an upward drift in wage inflation. On June 30, wages and salaries were 3.5% higher than a year ago, the best 12-month gain since 1991. Thus as of midyear, real pay increases (after adjusting for inflation) were almost 2% higher than a year ago, clear evidence of an extremely tight labor market.

The Market Environment

The last time we wrote to you, in February of 1998, we mentioned our continued optimism for lower interest rates in the bond market due to the balanced budget, globally attractive rates, a strong dollar, and declining commodity prices. We also talked about repercussions from Asia reverberating well into 1998 which could contribute to a general slowdown in global economic growth. These trends are still in place, as the economic crisis that started in Thailand has spread beyond the smaller Asian markets to now include Japan and China, as well as Latin America and Russia. It appears that the last areas of formerly solid economic growth, Europe and the United States, are now experiencing a slowdown in economic growth.

  These trends have appeared in the markets in the form of lower interest rates across the U.S. Treasury maturity yield curve (despite a Federal Funds rate that remains steady at 5.50% ). We have also experienced a steady widening of corporate yield spreads relative to U.S. Treasuries as investors continue to demand higher compensation for taking the increased risk of purchasing a corporate obligation relative to a safer U.S. Government obligation. U.S. Government mortgage pass-through spreads to U.S. Treasuries have also widened as investors seek higher compensation for prepayment risks. As interest rates decline, homeowners can refinance their mortgages at lower rates, which means that mortgage pass-through holders who reinvest would receive lower interest rates.

Portfolio Focus

  The Portfolio' s performance during the reporting period can be attributed to several factors: duration/yield curve adjustments, sector weightings, and security selection. We adjusted the Fund's average effective duration several times during the past year. At times we have been longer than our benchmark's effective duration of 4.5 years, at times shorter. These adjustments generally helped performance, because we were generally near the longer end of the range when rates declined, and near the shorter end of the range while rates were rising. Positioning on the yield curve has been to increase the five-year maturity sector whenever possible, which was the best-performing sector of the yield curve. The Fund's average effective duration currently is at 4.5 years and we continue to increase the five-year maturity sector.

  The portfolio has maintained the majority of its investments in both corporate and mortgage-backed securities, despite a widening in their yield spreads to U.S. Treasuries. While this has not helped performance during the second half of the reporting period, we believe it will prove beneficial over the longer term. We believe the income advantage of corporates and mortgages over U.S. Treasuries potentially can provide superior long-term total returns, particularly on securities with maturities shorter than five years.

  Maintaining a fully invested posture in carefully selected issues has served the Fund well over the years. In the corporate market, we continue to favor names with improving fundamentals such as Sealed Air, Dual Drilling, and Spanish Broadcasting System. In the mortgage sector, we favor both privately issued commercial and residential securities that are expected to benefit from stable real estate credit fundamentals and offer far better protection from prepayments than typical U.S. Government mortgages.

  As always, we will be monitoring all areas of the fixed income markets for superior risk/reward relationships to capitalize on in the Fund. It is both an honor and a pleasure to be managing your investments.

               Very truly yours,
               [Kevin M. McClintock Signature logo]
               Kevin M. McClintock

               Head of Taxable Fixed Income

August 18, 1998

New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; corporate and Treasury securities in the Index must have par amounts outstanding greater than or equal to $25 million and generic mortgage-backed securities at $200 million per coupon.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

DREYFUS INTERMEDIATE TERM INCOME FUND                           JULY 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERMEDIATE TERM
            INCOME FUND AND THE MERRILL LYNCH DOMESTIC MASTER INDEX

                                    Dollars

$13,141

Dreyfus Intermediate Term Income Fund

$11,775

Merrill Lynch Domestic  Master Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------


               One Year Ended            From Inception (2/2/96)
                July 31, 1998               to July 31, 1998
               ______________            ______________________
                   10.93%                        11.59%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Intermediate Term Income Fund on 2/2/96 (Inception Date) to a $10,000 investment made in the Merrill Lynch Domestic Master Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains a dollar-weighted average maturity ranging between five and ten years. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; corporate and Treasury securities in the Index must have par amounts outstanding greater than or equal to $25 million and generic mortgage-backed securities, $200 million per coupon. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                                                          JULY 31, 1998

                                                                                                     Principal
Bonds and Notes--102.1%                                                                                Amount            Value
-------------------------------------------------------                                            ____________    ____________
                      Asset Backed--1.5% GE Capital Mortgage Services,
                                    Home Equity Loan Pass-Through Ctfs.,
                                    Ser. 1996-HE4, Cl. B4, 9.338%, 2026  . . . . . . . . .      $     426,238 (a,b) $ 332,333
                                                                                                                 ____________

                     Banking--4.3%  SB Treasury Company, LLC,
                                    Preferred Securities, Ser. A, 9.40%, 2049  . . . . . .          1,000,000 (a,b)     986,871
                                                                                                                  ____________

       Commercial Mortgage

                     Pass-Through Ctfs.--23.2%  Countrywide Funding,
                                    Ser. 1994-8, Cl. B2, 6%, 2009  . . . . . . . . . . . .            769,258 (a)       689,689

                                    DLJ Mortgage Acceptance,
                                        Ser. 1997-CF2, Cl. B-3, 6.99%, 2009  . . . . . . .          1,000,000 (a)       985,000

                                    GMAC Commercial Mortgage Securities,
                                        Ser. 1996-Cl, Cl. E, 7.86%, 2006 . . . . . . . . .            600,000           604,688

                                    Nomura Depositor Trust,
                                        Ser. 1998-STI, Cl. B-2, 9.906%, 2003 . . . . . . .            750,000 (a,b)     745,430

                                    Resolution Trust:
                                        Ser. 1992-CHF, Cl.D, 8.25%, 2020 . . . . . . . . .            506,110           506,901
                                        Ser. 1993-C3, Cl.D, 7.10%, 2024  . . . . . . . . .            941,362           951,129

                                    Structured Asset Securities, REMIC,
                                        Ser. 1996-CFL, Cl. H, 7.75%, 2028  . . . . . . . .          1,000,000 (a)       850,000
                                                                                                                   ____________

                                                                                                                      5,332,837
                                                                                                                   ____________

                      Energy--6.8%  Dual Drilling,
                                        Gtd. Sr. Sub. Notes, 9.875%, 2004  . . . . . . . .          1,000,000         1,070,000

                                    PDV America (Gtd. by Propernyn B.V. and
                                        Venezuelan Petroleum),
                                        Sr. Notes, 7.25%, 1998 . . . . . . . . . . . . . .            500,000           500,018
                                                                                                                   ____________

                                                                                                                      1,570,018
                                                                                                                   ____________
                     Foreign--2.3%  Korea Electric Power,
                                        Deb., Zero Coupon, 2016  . . . . . . . . . . . . .          5,000,000  (c)      524,110
                                                                                                                   ____________

         Foreign/Governmental--.2%  Republic of Argentina (BOTE),
                                        Floating Rate Notes, Ser. 10, 5.677%, 2000 . . . .             56,620  (b)       55,388
                                                                                                                   ____________

             Hotels & Motels--2.2%  Hyatt Equities, L.L.C.,
                                        Notes, 6.80%, 2000 . . . . . . . . . . . . . . . .            500,000  (a)      507,143
                                                                                                                   ____________

                  Industrial--3.0%  Waste Management,
                                        Conv. Sub. Notes, 4%, 2002 . . . . . . . . . . . .            500,000           681,250
                                                                                                                   ____________

                   Insurance--2.3%  Presidential Life,
                                        Sr. Notes, 9.50%, 2000 . . . . . . . . . . . . . .            525,000           536,908
                                                                                                                   ____________

                   Railroads--1.0%  Terminal Railroad Association,
                                        First Mortgage, 4%, 2019 . . . . . . . . . . . . .            300,000           223,260
                                                                                                                   ____________





DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                              JULY 31, 1998

                                                                                                 Principal
Bonds and Notes (continued)                                                                       Amount              Value
-------------------------------------------------------                                        ____________        ____________
      Real Estate

Investment Trusts--8.7%    Crescent Real Estate Equities, L.P.,
                               Notes, 6.625%, 2002  . . . . . . . . . . . . . . . . . . . .       $  1,000,000         $ 987,179

                           Tanger Properties, Ltd.,
                               Notes, 7.875%, 2004  . . . . . . . . . . . . . . . . . . . .           1,000,000        1,019,184
                                                                                                                     ___________

                                                                                                                       2,006,363
                                                                                                                    ____________

Residential Mortgage
 Pass-Through Ctfs.--21.9% Nomura Asset Securities,
                               Ser. 1998-D6, Cl. A4, 7.595%, 2028 . . . . . . . . . . . . . .           1,000,000 (b)  1,027,812
                           Norwest Asset Securities, REMIC:
                               Ser. 1998-9, Cl. B3, 6.50%, 2028 . . . . . . . . . . . . . . .             823,939        801,084
                               Ser. 1998-13, Cl. B3, 6.25%, 2028  . . . . . . . . . . . . . .             751,000        722,837
                           Residential Funding Mortgage Securities I, REMIC:
                               Ser. 1997-S16, Cl. M3, 6.75%, 2012 . . . . . . . . . . . . . .             747,863        742,434
                               Ser. 1997-S19, Cl. B3, 6.50%, 2012 . . . . . . . . . . . . . .              450,791 (a)   171,301
                               Ser. 1998-S1, Cl. M3, 6.50%, 2013  . . . . . . . . . . . . . .              555,550       533,734
                               Ser. 1998-S16, Cl. B1, 6.50%, 2013 . . . . . . . . . . . . . .              307,200       279,809
                           Structured Asset Securities,
                               REMIC, Ser. Greenpoint 1996-A,
                               Cl. B3, 8.373%, 2027 . . . . . . . . . . . . . . . . . . . . .              705,949 (b)   760,661
                                                                                                                     ___________

                                                                                                                       5,039,672
                                                                                                                    ____________
Technology--2.0%           Quantum,
                               Conv. Sub. Notes, 7% , 2004 . . . . . . . . . . . . . . . . . .              500,000      465,000
                                                                                                                    ____________

Telecommunications--2.6%   MFS Communications,
                               Sr. Discount Notes, 9.375%, 2004  . . . . . . . . . . . . . . .              566,540      596,991
                                                                                                                     ___________
Tobacco--3.6%              Philip Morris Cos.,
                               Notes, 6.95%, 2001  . . . . . . . . . . . . . . . . . . . . . .           800,000 (d)     821,664
                                                                                                                      __________

U.S. Government Agency/
    Mortgage Backed--9.6%  Federal Home Loan Mortgage,
                               Multiclass Mortgage Participation Ctfs., REMIC:
                                  Ser. 1499, Cl. E, 7%, 4/15/2023
                                      (Interest Only Obligation) . . . . . . . . . . . . .            850,000 (e)        487,467
                                  Ser.  1610, Cl. PW, 6.50%, 4/15/2022
                                      (Interest Only Obligation) . . . . . . . . . . . . .          1,867,492 (e)        571,565
                           Federal National Mortgage Association:
                               9%, 8/1/2026 . . . . . . . . . . . . . . . . . . . . . . .             589,186            624,720
                               REMIC Trust, Gtd. Pass-Through Ctfs.,
                                  Ser. 1997-40, Cl. PF, 7%, 12/18/2026
                                  (Interest Only Obligation)  . . . . . . . . . . . . . .           1,000,000 (e)        408,830
                                    Government National Mortgage Association I,
                                        9%, 11/15/2017 . . . . . . . . . . . . . . . . . .            103,483            112,246
                                                                                                                    ____________
                                                                                                                       2,204,828
                                                                                                                    ____________


DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                              JULY 31, 1998

                                                                                                 Principal
Bonds and Notes (continued)                                                                       Amount             Value
-------------------------------------------------------                                        ____________      ____________
U.S. Government--6.9% U.S. Treasury Bonds,
                        6.125%, 11/15/2027 . . . . . . . . . . . . . . . . . . . . . . . .        $  1,000,000      $ 1,057,110
                     U.S. Treasury Notes,
                        6.50%, 5/15/2005 . . . . . . . . . . . . . . . . . . . . . . . . .             500,000          526,205
                                                                                                                   ____________
                                                                                                                      1,583,315
                                                                                                                   ____________
                     TOTAL BONDS AND NOTES
                        (cost $22,928,326) . . . . . . . . . . . . . . . . . . . . . . . .                          $23,467,951
                                                                                                                   ____________

Equity-Related Securities--15.5%                                                                  Shares
------------------------------------------------------------------------------------------     ____________

Warrants--.7%

                     Broadcasting;  Spanish Broadcasting System  . . . . . . . . . . . . .                750 (a,f)   $ 153,750
                                                                                                                    ____________
Preferred Stocks--14.8%

                    Broadcasting--5.3% Spanish Broadcasting System,
                                        $142.50  . . . . . . . . . . . . . . . . . . . . .              1,124  (a)    1,225,160

                                                                                                                   ____________

            Cable Television--2.6%  Echostar Communications,
                                        Ser. C, Conv., $3.375  . . . . . . . . . . . . . .             10,000           600,000
                                                                                                                   ____________

                  Containers--2.9%  Sealed Air,
                                        Ser. A, Conv., $2.00   . . . . . . . . . . . . . .             15,000           667,500
                                                                                                                   ____________

              Transportation--4.0%  Union Pacific Capital Trust,
                                        Conv., $3.125  . . . . . . . . . . . . . . . . . .             20,000  (a)      910,000
                                                                                                                   ____________

                                    Total Preferred Stocks . . . . . . . . . . . . . . . .                            3,402,660
                                                                                                                   ____________

                                    TOTAL EQUITY-RELATED SECURITIES
                                        (cost $3,607,655)  . . . . . . . . . . . . . . . .                         $  3,556,410
                                                                                                                   ____________


                                                                                                 Principal
Short-Term Investments--.4%                                                                       Amount
------------------------------------------------------------------------------------------      ____________

              U.S. Treasury Bills;  4.93%, 10/22/1998
                                        (cost $90,967) . . . . . . . . . . . . . . . . . .     $   92,000 (g)   $       90,956
                                                                                                                   ____________


TOTAL INVESTMENTS (cost $26,626,948) . . . . . . . . . . . . . . . . . . . . . . . . . . .        118.0%           $27,115,317
                                                                                                  _______         _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .        (18.0%)       $   (4,138,783)
                                                                                                  _______         _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        100.0%           $22,976,534
                                                                                                 _______         _____________


DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------
Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, these securities amounted to $7,556,677 or 32.9% of net assets.

(b)  Variable rate security-interest rate subject to periodic change.

(c) Zero coupon until year shown at which time a stated coupon rate becomes effective.

(d) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.

(e) Notional face amount shown.

(f) Non-income producing.

(g) Held by the custodian in a segregated account as collateral for open Financial Futures positions.


STATEMENT OF FINANCIAL FUTURES                                                                       JULY 31, 1998


                                                                                                                  Unrealized
                                                                            Market Value                         Appreciation
                                                                               Covered                          (Depreciation)
Financial Futures Short                                     Contracts       by Contracts        Expiration        at 7/31/98
____________________                                       ___________     ______________     ______________    ______________
U.S. Treasury 5 year Notes . . . . . . . . . . . . . . .         30            $3,284,531      September '98          $9,844


Financial Futures Long
___________________

U.S. Treasury 30 year Bonds. . . . . . . . . . . . . . .         44             5,394,125      September '98         (7,375)
                                                                                                                    _______

                                                                                                                     $2,469
                                                                                                                    _______

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                                  JULY 31, 1998

                                                                                                    Cost             Value
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments . .      $26,626,948       $27,115,317

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              166,799

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              285,152

                                 Receivable for futures variation margin--Note 4(a)  . . .                                1,844

                                 Paydowns receivable . . . . . . . . . . . . . . . . . . .                                  683

                                 Receivable for shares of Common Stock subscribed  . . . .                                   42

                                 Prepaid expenses and other assets . . . . . . . . . . . .                               16,676
                                                                                                                   ____________

                                                                                                                     27,586,513
                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                                4,542

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                5,267

                                 Payable for shares of Common Stock redeemed . . . . . . .                            2,703,481

                                 Bank loan payable--Note 2 . . . . . . . . . . . . . . . .                            1,831,900

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                               33,533

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               31,256
                                                                                                                   ____________

                                                                                                                      4,609,979
                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $22,976,534
                                                                                                                   ____________

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $21,381,638

                                 Accumulated undistributed investment income--net  . . . .                               27,329

                                 Accumulated net realized gain (loss) on investments
                                   and foreign currency transactions . . . . . . . . . . .                            1,076,729

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments (including $2,469 net unrealized
                                   appreciation on financial futures)--Note 4(b) . . . . .                              490,838
                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $22,976,534
                                                                                                                   ____________



SHARES OUTSTANDING
  (500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . .                            1,717,019

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $13.38
                                                                                                                        _______



                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                                              YEAR ENDED JULY 31, 1998

INVESTMENT INCOME

INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .         $1,691,556

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .            167,032
                                                                                                  ___________

                                        Total Income . . . . . . . . . . . . . . . . . . .                           $1,858,588

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .            152,467

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .             78,290

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .             78,217

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             24,850

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .             20,926

                                 Prospectus and shareholders' reports  . . . . . . . . . .             11,536

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .              6,370

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .              3,128

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .              1,380

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              3,762
                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .            380,926

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . . . . . .           (114,598)
                                                                                                  ___________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                              266,328
                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,592,260
                                                                                                                    ___________


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:


                                 Net realized gain (loss) on investments . . . . . . . . .         $1,029,007

                                 Net realized gain (loss) on foreign currency
                                    transactions . . . . . . . . . . . . . . . . . . . . .             55,523

                                 Net realized gain (loss) on financial futures . . . . . .            360,148
                                                                                                  ___________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                            1,444,678

                                 Net unrealized appreciation (depreciation) on investments
                                    [including ($96,437) net unrealized (depreciation) on
                                    financial futures] . . . . . . . . . . . . . . . . . .                            (634,086)
                                                                                                                    ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                              810,592
                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $2,402,852
                                                                                                                    ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Year Ended           Year Ended
                                                                                              July 31, 1998        July 31, 1997
                                                                                              ____________         ____________
OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $   1,592,260        $   1,229,093

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . .             1,444,678              239,930

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . .              (634,086)           1,152,489
                                                                                              ____________         ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . .             2,402,852            2,621,512
                                                                                              ____________         ____________


DIVIDENDS TO SHAREHOLDERS FROM:


  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (1,564,931)          (1,230,426)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . .              (559,454)             --------
                                                                                              ____________         ____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (2,124,385)          (1,230,426)
                                                                                              ____________         ____________


CAPITAL STOCK TRANSACTIONS:


  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . .            11,729,347           17,525,998

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,408,285              816,175

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (12,383,164)          (7,545,368)
                                                                                              ____________         ____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . .               754,468           10,796,805

                                                                                              ____________         ____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . .             1,032,935           12,187,891


NET ASSETS:


  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            21,943,599            9,755,708
                                                                                              ____________         ____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $ 22,976,534         $ 21,943,599
                                                                                              ____________         ____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .       $        27,329             --------
                                                                                              ____________         ____________

                                                                                                Shares              Shares
                                                                                              ____________         ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               878,894            1,396,403

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . .               106,245               64,742

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (927,231)            (600,098)
                                                                                              ____________         ____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . .                57,908              861,047
                                                                                              ____________         ____________



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Year Ended July 31,
                                                                                             _________________________________

PER SHARE DATA:                                                                              1998        1997         1996(1)
                                                                                           ______       ______        ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .   $13.23       $12.22        $12.50
                                                                                           ______       ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .91          .95           .46

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .47         1.01         (.28)
                                                                                           ______       ______        ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . .     1.38         1.96           .18
                                                                                           ______       ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . . .     (.89)        (.95)         (.46)

   Dividends from net realized gain on investments . . . . . . . . . . . . . . . . . . .     (.34)          --           --
                                                                                           ______       ______        ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (1.23)        (.95)         (.46)
                                                                                           ______       ______        ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . .   $13.38       $13.23        $12.22
                                                                                           ______       ______        ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10.93%       16.70%         3.05%(2)


RATIOS/SUPPLEMENTAL DATA:


   Ratio of operating expenses to average net assets . . . . . . . . . . . . . . . . . .      .80%         .52%           --

   Ratio of interest expense to average net assets . . . . . . . . . . . . . . . . . . .      .34%         .06%           --

   Ratio of net investment income to average net assets  . . . . . . . . . . . . . . . .     6.81%        7.45%         7.70%(2)

   Decrease reflected in above expense ratios due to undertakings by the Manager
       (limited to the expense limitation provision of the management agreement) . . . .      .49%         .98%         2.50%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   170.52%      321.59%       139.38%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . .   $ 22,977     $ 21,944       $ 9,756
-----------------------------

(1)  From February 2, 1996 (commencement of operations) to July 31, 1996.

(2)  Annualized.

(3)  Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Intermediate Term Income Fund (the "Fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering two series including the Fund. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

  (b) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

  (c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (d) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (e) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINES OF CREDIT:

  The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding under both arrangements during the period ended July 31, 1998 was approximately $1,319,700, with a related weighted average annualized interest rate of 5.93%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (a) Effective February 15, 1998, pursuant to an amended management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from August 1, 1997 through February 14, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceeded specified annual percentages of the Fund's average daily net assets, and thereafter, through July 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (excluding certain expenses as described above) exceeded .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $114,598 during the period ended July 31, 1998.

  Prior to February 15, 1998, the management fee was computed at an annual rate of .75 of 1% of the value of the Fund's average daily net assets.

  (b) Under the Shareholder Services Plan, the Fund pays the Distributor at the annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 1998, the Fund was charged $58,430 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended July 31, 1998, the Fund was charged $13,765 pursuant to the transfer agency agreement.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended July 31, 1998, the Fund was charged $6,370 pursuant to the custody agreement.

  (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended July 31, 1998 amounted to $46,446,242 and $43,797,161, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At July 31, 1998, there were no forward currency exchange contracts outstanding.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 1998 are set forth in the Statement of Financial Futures.

  (b) At July 31, 1998, accumulated net unrealized appreciation on investments and financial futures was $490,838, consisting of $952,179 gross unrealized appreciation and $461,341 gross unrealized depreciation.

  At July 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS INTERMEDIATE TERM INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Intermediate Term Income Fund (one of the series constituting Dreyfus Investment Grade Bond Funds, Inc.) , as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of July 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                           [Ernst & Young LLP signature logo]



New York, New York

September 8, 1998


IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Fund hereby designates $.1200 per share as a long-term capital gain distribution (of which 54.17% is subject to the 20% maximum Federal tax rate) of the $.3400 per share paid on December 18, 1997.

                                   (reg.tm)

                                   (reg.tm)

DREYFUS INTERMEDIATE TERM

INCOME FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              082AR987

Intermediate Term

Income Fund

Annual Report

July 31, 1998

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus Short Term Income Fund for the 12-month period ended July 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 7.92%.* This compares with a total return of 6.44% for the Merrill Lynch Corporate and Government (1-4.99 Years) Index during the same period.** Income dividends paid from net investment income during the period amounted to approximately $0.834 per share, representing a distribution rate per share of 6.88%.***

The Economy

  Low inflation, low unemployment and low interest rates characterized the economy over the reporting period. Consumer confidence was at a level not seen in 30 years, and consumers spent freely. As a result, the demand for big ticket items was robust. The housing market remained solid, and cars and trucks sold at the highest rate in a decade. (The Asian crisis actually aided the domestic housing market since the flight to safety of foreign capital into U.S. fixed-income markets helped lower mortgage rates.) Yet by the end of the reporting period, there were signs that the economy was slowing of its own accord: second-quarter economic growth slowed to 1.4%, the lowest rate in three years and dramatically below the 5.5% rate reported for the first quarter.

  Despite evidence of an economic slowdown, the Federal Reserve Board was concerned about inflation, fearful that low unemployment and climbing compensation costs could cause a rekindling of price pressures if demand accelerates. The Fed has refrained from raising its target rate for Federal Funds from the current 5.50% due to concern that such an action would further complicate the Asian financial crisis. The last rise in short-term rates was in March 1997. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Additionally, there has been a growing expectation that a weakening in foreign demand for U.S. goods would serve to restrain the U.S. economy, and that appears to be occurring. Fed Chairman Alan Greenspan had expressed his view regarding the likelihood of the spillover effect from the Asian crisis. In fact, export demand has slumped all year, and consequently the trade deficit has widened dramatically. U.S. companies with overseas exposure have begun to feel a profit pinch from the Asian economic crisis. This weakness might expand beyond the manufacturing and agricultural areas into the heretofore robust consumer and service sectors of our economy, which are the sectors that have buffered the effects of the overseas slowdown on the economy.

  Inflation, recently cited as the primary worry of Fed Chairman Greenspan, remained benign over the reporting period, as it has throughout the eight-year economic expansion. The Consumer Price Index rose a mere 1.6% through midyear. The much-watched Employment Cost Index -- a broad measure of compensation trends -- has shown some evidence of an upward drift in wage inflation. On June 30, wages and salaries were 3.5% higher than a year ago, the best 12-month gain since 1991. Thus as of midyear, real pay increases (after adjusting for inflation) were almost 2% higher than a year ago, clear evidence of an extremely tight labor market.

The Market Environment

The last time we wrote to you, in February of 1998, we mentioned our continued optimism for lower interest rates in the bond market due to the balanced budget, globally attractive rates, a strong dollar, and declining commodity prices. We also talked about repercussions from Asia reverberating well into 1998 which could contribute to a general slowdown in global economic growth. These trends are still in place, as the economic crisis that started in Thailand has spread beyond the smaller Asian markets to now include Japan and China, as well as Latin America and Russia. It appears the last areas of formerly solid economic growth, Europe and the United States, are now experiencing a slowdown in economic growth.

  These trends have appeared in the markets in the form of lower interest rates across the U.S. Treasury maturity yield curve (despite a Federal Funds rate remaining steady at 5.50% ). We have also experienced a steady widening of corporate yield spreads relative to U.S. Treasuries as investors continue to demand higher compensation for taking the increased risk of purchasing a corporate obligation relative to a safer U.S. Government obligation. U.S. Government mortgage pass-through spreads to U.S. Treasuries have also widened as investors want higher compensation for prepayment risks. As interest rates decline, homeowners can refinance their mortgages at lower rates, which means that mortgage pass-through holders who reinvest would receive lower interest rates.

Portfolio Focus

  The portfolio' s performance during the reporting period can be attributed to several factors: duration/yield curve adjustments, sector weightings and security selection. We adjusted the Fund's average effective duration several times during the past six months, between a band of one and three years. These adjustments generally helped performance because we were generally near the longer end of the range when rates declined, and near the shorter end of the range while rates were rising. Positioning on the yield curve has been to increase the five-year maturity sector whenever possible, which was the best-performing sector of the yield curve. The Fund's average effective duration currently is at 1.2 years, and we continue to increase the five-year maturity sector.

The portfolio has maintained the majority of its investments in both corporate and mortgage-backed securities, despite a widening in their yield spreads to U.S. Treasuries. While this has not helped performance during the second half of the reporting period, we believe it will prove beneficial over the longer term. We believe the income advantage of corporates and mortgages over U.S. Treasuries potentially can provide superior long-term total returns, particularly on
securities    with    maturities    shorter    than    five    years.

  Maintaining a fully invested posture in carefully selected issues has served the Fund well over the years. In the corporate market, we continue to favor names with improving fundamentals such as Sealed Air, Niagara Mohawk Power and Time Warner. In the mortgage sector, we favor both privately issued commercial and residential securities that are expected to benefit from stable real estate credit fundamentals and offer far better protection from prepayments than typical U.S. Government mortgages.

  As always, we will be monitoring all areas of the fixed income markets for superior risk/reward relationships to capitalize on in the Fund. It is both an
honor    and    a    pleasure    to    be    managing    your    investments.

               Very truly yours,


               [Kevin M. McClintock signature logo]


               Kevin M. McClintock

               Head of Taxable Fixed Income


August 18, 1998

New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- Unlike the Fund, the Merrill Lynch Corporate and Government (1-4.99 Years) Index is an unmanaged performance benchmark for investment grade corporate securities and government securities with maturities greater than or equal to $100 million.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

DREYFUS SHORT TERM INCOME FUND                                  JULY 31, 1998
-----------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SHORT TERM INCOME
   FUND AND THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-4.99 YEARS) INDEX

                                    Dollars

$14,730

Dreyfus Short Term Income Fund

$14,149

Merrill Lynch Corporate and Government (1-4.99 Years) Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                  Five Years Ended              From Inception (8/18/92)
                       July 31, 1998                    July 31, 1998                   to July 31, 1998
                   ____________________             ____________________          __________________________

                           7.92%                             6.54%                            6.73%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Short Term Income Fund on 8/18/92 (Inception Date) to a $10,000 investment made in the Merrill Lynch Corporate and Government (1-4.99 Years) Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains a dollar-weighted average maturity of three years or less. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Merrill Lynch Corporate and Government (1-4.99 Years) Index is an unmanaged performance benchmark for investment grade corporate securities and government securities with maturities greater than or equal to one year, but no longer than
4.99 years; issues in the Index must have par amounts outstanding greater than or equal to $100 million. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                                                        JULY 31, 1998

                                                                                             Principal
Bonds and Notes--89.5%                                                                         Amount               Value
-----------------------------------------------------                                      _____________        ______________
        Aircraft & Aerospace--3.2%  Aircraft Lease Portfolio Securitisation 96-1
                                        Pass Through Trust, Ctfs.,
                                        Cl. D, 12.75%, 2006  . . . . . . . . . . . . .     $    4,387,910        $    4,519,548

                                    America West Airlines Pass-Through Trusts, Ctfs.:
                                        Ser. 1996-1, Cl. D, 8.16%, 2002  . . . . . . .          3,993,124             4,028,164
                                        Ser. 1997-1, Cl. D, 8.12%, 2001  . . . . . . .          2,979,226  (a)        3,004,833
                                                                                                                  _____________

                                                                                                                     11,552,545
                                                                                                                  _____________

                 Asset-Backed--.5%  Bosque Asset,
                                        Asset-Backed Notes,
                                        7.66%, 2002  . . . . . . . . . . . . . . . . .          2,028,947  (a)        2,040,043
                                                                                                                  _____________

                 Auto Related--.6%  Collins & Aikman Products,
                                        Gtd. Sr. Sub. Notes, 11.50%, 2006  . . . . . .          2,000,000             2,220,000
                                                                                                                  _____________

                     Banking--3.0%  Fuji Finance:
                                        Gtd. Floating Rate Notes, 6.743%, 2049 . .......        5,000,000  (b)        4,100,000
                                        Preferred Securities, Ser. A, 9.87%, 2049  .......      2,000,000  (a,b)      1,743,094

                                    IBJ Preferred Capital, L.L.C.,
                                        Preferred Securities, Ser. A, 8.79%, 2049  ....         2,000,000  (a)        1,853,534

                                    SB Treasury Company, L.L.C.,
                                        Preferred Securities, Ser. A, 9.40%, 2049  ....         3,000,000  (a,b)      2,960,613
                                                                                                                  _____________

                                                                                                                     10,657,241
                                                                                                                  _____________

                 Broadcasting--.4%  Scandinavian Broadcasting System SA,
                                        Conv. Sub. Deb., 7%, 2004  ............................  1,200,000            1,428,000
                                                                                                                  _____________

             Cable Television--.7%  CCA Holdings,
                                        Sr. Sub. Notes, Zero Coupon, 1999  ................     2,798,521             2,343,750
                                                                                                                  _____________

      Commercial Mortgage

         Pass-Through Ctfs.--24.6%  BKB Commercial Mortgage Trust, Ser. 1997-C1:
                                        Cl. C, 7.45%, 2000 . . . . . . . . . . . . . .          8,000,000  (a)        7,998,476
                                        Cl. E, 8.738%, 2001  . . . . . . . . . . . ....         4,000,000  (a,b)      3,994,232

                                    BTC Mortgage Investors Trust,
                                        Ser. 1997-S1, Cl. C, 6.645%, 2009  . . . . . .         10,395,000  (a)       10,495,702

                                    CRIIMI MAE Trust I,
                                        Commercial Mortgage Bonds, Ser. 1996-C1,
                                        Cl. A-1, 6.77%, 2033 . . . . . . . . . . . . .          3,854,007  (a)        3,832,328

                                    Chase Commercial Mortgage Securities,
                                        Ser. 1998-SN1A, Cl. D, 6.49%, 2001 . . . . . .          4,250,000  (a,b)      4,250,000

                                    DLJ Mortgage Acceptance:
                                        Ser. 1997-CF2, Cl. B-3, 6.99%, 2009  . . . . .          3,100,000  (a)        3,053,500
                                        Ser. 1998-STFA, Cl. B-1, 6.693%, 2000  . . . .          5,400,000  (a,b)      5,400,000

                                    GS Mortgage Securities,
                                        Ser. 1998-GS1, Cl. D, 6.456%, 2000 . . . . . .         18,912,000  (a,b)     18,835,170

                                    Merrill Lynch Mortgage Investors,
                                        Ser. 1997 SD1, 6.88%, 2010 . . . . . . . . . .          4,500,000             4,507,031




DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                         JULY 31, 1998

                                                                                             Principal
Bonds and Notes (continued)                                                                    Amount                 Value
-----------------------------------------------------                                     _____________         _____________


  Commercial Mortgage
Pass-Through Ctfs. (continued)  Nomura Depositor Trust:
                                        Ser. 1998-ST1, Cl. A-5, 6.906%, 2003 . . . . .      $  11,500,000  (a,b)  $  11,446,094
                                        Ser. 1998-ST1, Cl. B-2, 9.906%, 2003 . . . . .          6,750,000  (a,b)      6,708,867

                                    Resolution Trust:
                                        Ser. 1992-CHF, Cl. D, 8.25%, 2020  . . . . . .          1,072,034             1,073,709
                                        Ser. 1993-C3, Cl. D, 7.10%, 2024 . . . . . ....         1,882,724             1,902,258
                                        Ser. 1994-C2, Cl. D, 8%, 2025  . . . . . . . .          4,595,690             4,710,284
                                                                                                                  _____________

                                                                                                                     88,207,651
                                                                                                                  _____________

                     Consumer--.4%  Signature Brands USA,
                                        Sr. Sub. Notes, 13%, 2002 (Units)  . . . . . .          1,250,000  (c)        1,412,500
                                                                                                                  _____________

                      Energy--9.4%  DeepTech International,
                                        Sr. Secured Notes, 11%, 2000   ................         7,850,000  (a)        8,203,250

                                    Dual Drilling,
                                        Gtd. Sr. Sub. Notes, 9.875%, 2004  . . . . . .         14,750,000            15,782,500

                                    PDV America (Gtd. by Propernyn B.V. and
                                        Venezuelan Petroleum),
                                        Sr. Notes, 7.25%, 1998 . . . . . . . . . . . .          6,500,000             6,500,234

                                    Reading & Bates,
                                        Conv. Deb., 4.878%, 1998 . . . . . . . . . . .          3,321,000             3,280,500
                                                                                                                  _____________

                                                                                                                     33,766,484
                                                                                                                  _____________

               Entertainment--1.4%  Time Warner,
                                        Notes, 7.95%, 2000 . . . . . . . . . . . . . .          5,000,000             5,127,255
                                                                                                                  _____________

                     Finance--1.1%  Bear Stearns Capital Trust I,
                                        Gtd. Fixed/Adj. Rate Capital Securities,
                                        7%, 2027 . . . . . . . . . . . . . . . . . . .          4,000,000  (a,b)      4,079,104
                                                                                                                  _____________

              Food & Beverage--.5%  Envirodyne Industries,
                                        Sr. Notes, 10.25%, 2001  . . . . . . . . . . .          2,000,000             2,010,000

                                                                                                                  _____________

        Foreign/Governmental--5.1%  Republic of Argentina,
                                        Floating Rate Notes:
                                           9.15%, 2002 . . . . . . . . . . . . . . . .         10,000,000  (b)       10,012,500
                                           (BOTE), Ser. 10, 5.677%, 2000 . . . . . . .          1,415,500  (b)        1,384,707

                                    Republic of Colombia,
                                        Floating Rate Notes, 8.82%, 2005 . . . . . . .          2,500,000  (b)        2,503,750

                                    Sultanate of Oman,
                                        Notes, 7.125%, 2002  . . . . . . . . . . . . .          4,000,000  (a)        4,090,000
                                                                                                                  _____________

                                                                                                                     17,990,957
                                                                                                                  _____________

                       Gaming--.8%  Waterford Gaming, L.L.C./Finance,
                                        Sr. Notes, 12.75%, 2003  . . . . . . . . . . .          2,838,000             3,150,180
                                                                                                                  _____________




DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                            JULY 31, 1998

                                                                                              Principal
Bonds and Notes (continued)                                                                    Amount                Value
-----------------------------------------------------                                     _____________         _____________


                  Insurance--1.3%   Presidential Life,
                                        Sr. Notes, 9.50%, 2000 . . . . . . . . . . . .     $    4,575,000           $ 4,678,770
                                                                                                                  _____________

              Mining & Metals--.5%  Inco, Ltd.,
                                        Conv. Deb., 5.75%, 2004  . . . . . . . . . . .          2,000,000             1,805,000
                                                                                                                  _____________

                  Publishing--1.4%  A.H. Belo,
                                        Sr. Notes, 6.875%, 2002  . . . . . . . . . . .          5,000,000             5,122,240
                                                                                                                  _____________

                Real Estate
           Investment Trusts--2.8%  Crescent Real Estate Equities, L.P.,
                                        Notes, 6.625%, 2002  . . . . . . . . . . . . .         10,000,000             9,871,790
                                                                                                                  _____________

       Residential Mortgage
          Pass-Through Ctfs.--2.1%  DLJ Mortgage Acceptance, Multifamily,
                                        Ser. 1994-MF11, Cl. B1, 8.10%, 2004  . . . . .          7,000,000             7,494,375
                                                                                                                  _____________

                       Retail--.1%  K Mart,
                                        Medium-Term Notes, 7.96%, 1999 . . . . . . . .            500,000               505,094
                                                                                                                  _____________

                        Steel--.8%  EES Coke Battery,
                                        Sr. Secured Notes, Ser. A, 7.125%, 2002  . . .          2,973,262 (a)        2,982,459
                                                                                                                  _____________

                   Technology--.8%  Quantum,
                                        Conv. Sub. Notes, 7%, 2004 . . . . . . . . . .          3,000,000            2,790,000
                                                                                                                   ____________

           Telecommunications--.7%  U.S. West Capital Funding,
                                        Gtd. Notes, 6.125%, 2002 . . . . . . . . . . .          2,400,000             2,404,366
                                                                                                                  _____________

                      Tobacco--.6%  Philip Morris Cos.,
                                        Notes, 6.95%, 2001 . . . . . . . . . . . . . .          2,000,000  (d)        2,054,160
                                                                                                                  _____________

                   Utilities--7.1%  Niagara Mohawk Power,
                                        Sr. Notes, Ser. E, 7.375%, 2003  . . . . . . .         25,000,000            25,250,000
                                                                                                                  _____________

   U.S. Government Agency/
            Mortgage Backed--14.0%  Federal Home Loan Mortgage Corp.:
                                        6.50%, 3/1/2028  . . . . . . . . . . . . . . .         15,000,000            14,934,300

                                        Multiclass Mortgage Participation Ctfs., REMIC:
                                           Ser. 1547, Cl. B, 7%, 2/15/2022
                                              (Interest Only Obligation) . . . . . . .          6,474,821  (e)        1,440,518
                                           Ser. 1987, Cl. PI, 7%, 9/15/2012
                                              (Interest Only Obligation) . . . . . . .          2,680,571  (e)          635,108
                                           Ser. 1999, Cl. PW, 7%, 8/15/2026
                                              (Interest Only Obligation) . . . . . . .         13,500,000  (e)        3,050,156

                                    Federal National Mortgage Association:
                                        9%, 6/1/2026-8/1/2026  . . . . . . . . . . . .         11,311,949            11,996,766
                                        REMIC Trust, Gtd. Pass-Through Ctfs.:
                                           Ser. 1993-198, Cl. M, 6.50%, 10/25/2023
                                              (Interest Only Obligation) . . . . . . .          4,830,000  (e)        1,822,794
                                           Ser. 1997-40, Cl. PF, 7%, 12/18/2026
                                              (Interest Only Obligation) . . . . . . .         12,696,714  (e)        5,190,798
                                           Ser. 1997-56, Cl. PM, 7%, 6/18/2026
                                              (Interest Only Obligation) . . . . . . .          3,000,000  (e)          841,620




DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                            JULY 31, 1998

                                                                                             Principal
Bonds and Notes (continued)                                                                   Amount                 Value
-----------------------------------------------------                                    _____________         _____________


U.S. Government Agency/
Mortgage Backed (continued)         Government National Mortgage Association I:
                                        8%, 9/15/2008  . . . . . . . . . . . . . . . .     $    5,041,563        $    5,238,487
                                        9%, 11/15/2017 . . . . . . . . . . . . . . . .          4,789,399             5,194,966
                                                                                                                  _____________

                                                                                                                     50,345,513
                                                                                                                  _____________
             U.S. Government--5.6%  U.S. Treasury Notes:
                                        5.50%, 3/31/2003 . . . . . . . . . . . . . . .          5,000,000             4,989,350
                                        5.375%, 6/30/2003  . . . . . . . . . . . . . .         15,000,000            14,919,450
                                                                                                                  _____________

                                                                                                                     19,908,800
                                                                                                                  _____________

                                    TOTAL BONDS AND NOTES
                                        (cost $320,477,609)  . . . . . . . . . . . . .                             $321,198,277
                                                                                                                  _____________


Preferred Stocks--7.8%                                                                        Shares
---------------------------------------------------------------------------------------    _____________

                      Banking--.8%  St. George Bank, Ltd.,
                                        Conv., $4.50   . . . . . . . . . . . . . . . .             60,000 (a)    $    2,940,000
                                                                                                                  _____________

                    Consumer--1.4%  Paxson Communications,
                                        $125.00  . . . . . . . . . . . . . . . . . . .              5,000 (a)         4,975,000
                                                                                                                  _____________

                  Containers--1.1%  Sealed Air,
                                        Ser. A, Conv., $2.00 . . . . . . . . . . . . .             85,000             3,782,500
                                                                                                                  _____________
                       Energy--.1%  Elf Overseas, Ltd.,
                                        Ser. A, Gtd., $2.125 . . . . . . . . . . . . .             10,000               261,875
                                                                                                                  _____________
                      Finance--.9%  AES Trust II,
                                        Ser. B, Gtd. Conv., $2.75  ...................             65,000             3,323,125
                                                                                                                  _____________

                      Retail--2.2%  CVS Automatic Common Exchange Security Trust,
                                        Trust Automatic Common
                                        Exchange Securities, $4.23 . . . . . . . . . .             50,000             3,906,250

                                    United Rentals Trust I,
                                        Gtd. Conv., $3.25  ...........................             80,000 (a)         4,030,000
                                                                                                                  _____________

                                                                                                                      7,936,250
                                                                                                                  _____________

              Transportation--1.3%  Union Pacific Capital Trust,
                                        Conv., $3.125  . . . . . . . . . . . . . . . .            100,000  (a)        4,550,000
                                                                                                                  _____________
                                    TOTAL PREFERRED STOCKS
                                        (cost $29,178,059) . . . . . . . . . . . . . .                            $  27,768,750
                                                                                                                  _____________





DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                            JULY 31, 1998

                                                                                             Principal
Short-Term Investments--8.2%                                                                  Amount               Value
-----------------------------------------------------                                       __________            ___________

                         Time Deposit; Chase Manhattan Bank (London),
                                        5.5625%, 8/3/1998
                                        (cost $29,536,000) . . . . . . . . . . . . . .      $  29,536,000         $  29,536,000
                                                                                                                  _____________

TOTAL INVESTMENTS (cost $379,191,668). . . . . . . . . . . . . . . . . . . . . . . . .             105.5%          $378,503,027
                                                                                                  _______        ______________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . .              (5.5%)        $ (19,776,823)
                                                                                                  _______        ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%          $358,726,204
                                                                                                  _______        ______________



Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, these securities amounted to $123,466,299 or 34.4% of net assets.

(b)  Variable rate security-interest rate subject to periodic change.

(c)  With warrants to purchase common stock.

(d) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.

(e)  Notional face amount shown.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                                                                                  JULY 31, 1998


                                                                            Market Value                          Unrealized
                                                                               Covered                          (Depreciation)
Financial Futures Long                                      Contracts       by Contracts        Expiration        at 7/31/98
_____________________                                      ____________    _______________    ______________    ______________
U.S. Treasury 5 year Notes . . . . . . . . . . . . . . .        500           $54,742,188      September '98       $(148,438)
                                                                                                                  __________


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                                  JULY 31, 1998

                                                                                                    Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $379,191,668      $378,503,027

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,378,856

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            3,564,790

                                 Receivable for shares of Common Stock subscribed  . . . .                              247,756

                                 Prepaid expenses and other assets . . . . . . . . . . . .                              143,649
                                                                                                                  _____________

                                                                                                                    383,838,078
                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              171,783

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               59,313

                                 Payable for investment securities purchased . . . . . . .                           24,234,063

                                 Payable for shares of Common Stock redeemed . . . . . . .                              567,578

                                 Payable for futures variation margin--Note 4(a) . . . . .                                7,811

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               71,326
                                                                                                                  _____________

                                                                                                                     25,111,874
                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $358,726,204
                                                                                                                  _____________

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $368,657,500

                                 Accumulated undistributed investment income--net  . . . .                              789,612

                                 Accumulated net realized gain (loss) on investments
                                   and foreign currency transactions . . . . . . . . . . .                           (9,883,829)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments [including ($148,438) net unrealized
                                   (depreciation) on financial futures]--Note 4(b) . . . .                             (837,079)
                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $358,726,204
                                                                                                                  _____________



SHARES OUTSTANDING

(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           29,604,186

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $12.12
                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                              YEAR ENDED JULY 31, 1998

INVESTMENT INCOME

INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .        $24,280,263

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .            187,700
                                                                                                 ____________

                                        Total Income . . . . . . . . . . . . . . . . . . .                          $24,467,963

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          1,550,660

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            963,720

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             54,799

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .             47,791

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             40,503

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             40,165

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             37,313

                                 Prospectus and shareholders' reports  . . . . . . . . . .             29,720

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              6,530
                                                                                                 ____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .          2,771,201

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . . . . . .            (3,975)
                                                                                                 ____________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                            2,767,226
                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           21,700,737
                                                                                                                   ____________


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:


                                 Net realized gain (loss) on investments . . . . . . . . .      $     667,629

                                 Net realized gain (loss) on foreign currency
                                    transactions . . . . . . . . . . . . . . . . . . . . .            373,462

                                 Net realized gain (loss) on financial futures . . . . . .          4,272,838
                                                                                                 ____________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                            5,313,929

                                 Net unrealized appreciation (depreciation) on investments
                                    [including ($165,594) net unrealized (depreciation) on
                                    financial futures] . . . . . . . . . . . . . . . . . .                          (3,579,898)
                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            1,734,031
                                                                                                                 ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $23,434,768
                                                                                                                   ____________



                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended         Year Ended
                                                                                              July 31, 1998      July 31, 1997
                                                                                               ______________    ______________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   21,700,737    $   16,612,473

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . .            5,313,929        (1,191,625)

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . . . .           (3,579,898)        4,158,066
                                                                                               ______________    ______________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . . .           23,434,768        19,578,914
                                                                                               ______________    ______________


DIVIDENDS TO SHAREHOLDERS FROM:


   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (21,330,080)      (16,393,236)
                                                                                               ______________    ______________


CAPITAL STOCK TRANSACTIONS:


   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .          213,054,516       178,300,093

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18,595,594        12,757,874

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (154,170,131)     (104,794,887)
                                                                                               ______________    ______________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . . . .           77,479,979        86,263,080
                                                                                               ______________    ______________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . . . .           79,584,667        89,448,758


NET ASSETS:


   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          279,141,537       189,692,779
                                                                                               ______________    ______________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 358,726,204     $ 279,141,537
                                                                                               ______________    ______________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . .     $        789,612  $        418,955
                                                                                               ______________    ______________

                                                                                                 Shares            Shares
                                                                                               ______________    ______________


CAPITAL SHARE TRANSACTIONS:

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17,595,243        14,929,236

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .            1,537,622         1,069,474

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (12,738,692)       (8,776,684)
                                                                                               ______________    ______________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . . . .            6,394,173         7,222,026
                                                                                               ______________    ______________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                      Year Ended July 31,
                                                                  _____________________________________________________________

PER SHARE DATA:                                                   1998         1997         1996         1995          1994
                                                                 ------       ------       ------       ------        -----
   Net asset value, beginning of period  . . . . . . . . . .     $12.03       $11.86       $11.89       $11.94        $12.47
                                                                 ______       ______       ______       ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .84          .86          .78          .85           .84

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .        .08          .17         (.04)        (.05)         (.54)
                                                                 ______       ______       ______       ______        ______

   Total from Investment Operations  . . . . . . . . . . . .        .92         1.03          .74          .80           .30
                                                                 ______       ______       ______       ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .       (.83)        (.86)        (.77)        (.85)         (.83)
                                                                 ______       ______       ______       ______        ______

   Net asset value, end of period  . . . . . . . . . . . . .     $12.12       $12.03       $11.86       $11.89        $11.94
                                                                 ______       ______       ______       ______        ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .       7.92%        8.95%        6.42%        7.05%         2.47%


RATIOS/SUPPLEMENTAL DATA:


   Ratio of operating expenses to average net assets . . . .        .87%         .80%         .80%         .61%          .24%

   Ratio of interest expense to average net assets . . . . .        .02%         .02%          --           --            --

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .       7.01%        7.28%        6.52%        7.26%         6.79%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . .        .00%*        .11%         .14%         .34%          .71%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .     185.77%      292.99%      291.35%      511.62%        74.90%

   Net Assets, end of period (000's Omitted) . . . . . . .     $358,726     $279,142     $189,693     $210,524      $277,028
-----------------------------

*  Amount represents less than .01%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Short Term Income Fund (the "Fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering two series, including the Fund. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U. S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

  (b) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $49,291 during the period ended July 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (d) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (e) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $9,708,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 1998. If not applied, $5,447,000 of the carryover expires in fiscal 2003, $2,947,000 expires in fiscal 2004 and $1,314,000 expires in fiscal 2005.

NOTE 2--BANK LINES OF CREDIT:

  The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding under both arrangements during the period ended July 31, 1998 was approximately $795,800, with a related weighted average annualized interest rate of 6.01%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from August 1, 1997 to July 31, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceeded specified annual percentages of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $3,975 during the period ended July 31, 1998.

  (b) Under the Shareholder Services Plan, the Fund pays the Distributor at the annual rate of .20 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 1998, the Fund was charged $620,264 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended July 31, 1998, the Fund was charged $213,504 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended July 31, 1998, the Fund was charged $40,165 pursuant to the custody agreement.

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (c) Each director who is not an "affiliated person," as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (a)  The  aggregate  amount  of  purchases  and sales of investment securities
(including paydowns) , excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended July 31, 1998 amounted to $651,804,391 and $588,188,639, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At July 31, 1998, there were no forward currency exchange contracts outstanding.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 1998 are set forth in the Statement of Financial Futures.

  (b) At July 31, 1998, accumulated net unrealized depreciation on investments and financial futures was $837,079, consisting of $3,434,813 gross unrealized appreciation and $4,271,892 gross unrealized depreciation.

  At July 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS SHORT TERM INCOME FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS SHORT TERM INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Term Income Fund (one of the series constituting Dreyfus Investment Grade Bond Funds, Inc.) , as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of July 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                           [Ernst & Young LLP signature logo]


New York, New York

September 8, 1998

                                   (reg.tm)

                                   (reg.tm)

DREYFUS SHORT TERM INCOME FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                              083AR987

Short Term

Income Fund

Annual Report

July 31, 1998